Exhibit 32.1

CERTIFICATION OF
PRESIDENT AND CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Donegal Group Inc. (the “Company”), on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), Kevin G. Burke, the President and Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin G. Burke
Kevin G. Burke, President and Chief Executive Officer
Date: March 7, 2022